5. INCOME TAXES	3 Months Ended
Mar. 31, 2014
Income Tax Disclosure [Abstract]
5. INCOME TAXES

5. INCOME TAXES

For income tax purposes the Company has net operating loss carry forwards of $26,158,000 as of December 31, 2013 that may be used to offset future taxable income. In the instance of future corporate acquisitions, the net operating losses may be used to offset the future taxable income of a qualifying subsidiary corporation which meets IRS regulations governing such situations. The losses have accumulated since 1998 and they will start to expire in 2018. IRS regulations also provide that significant changes in ownership (greater that 50%) could result in the expiration of some of the net operating loss carry forwards. As of the date of this report the Company has not made an analysis of the changes in ownership to determine if any of these losses have expired. Due to the continuous losses from operations the Company has assigned a full valuation allowance against its deferred tax assets.